MERRILL LYNCH
MULTI-STATE
LIMITED MATURITY
MUNICIPAL
SERIES TRUST



FUND LOGO




Quarterly Report

April 30, 1999





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch Multi-State
Limited Maturity
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust


Officers and
Trustees

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Edward J. Andrews, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10005

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
April 30, 1999


TO OUR SHAREHOLDERS


The Municipal Market Environment
During the three months ended April 30, 1999, long-term bond yields generally moved higher. Most of this increase in yields occurred in February and early March. However, during February, a number of data releases suggested that US economic growth would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the three-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. Long-term uninsured municipal bond yields rose over 15 basis points to 5.34% by early March, then declined slightly to close the April quarter at 5.29%, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.


Portfolio Strategy
Merrill Lynch California Limited
Maturity Municipal Bond Fund
During the quarter ended April 30, 1999, the state of California exhibited moderating economic growth led by the computer technology, entertainment and retail sectors. State employment, which had been growing at an approximate rate of 3% annually for the past four years, is expected to show an increase of 2.1% for 1999, consistent with the national average. This moderation in growth developed during late 1998--1999 because of the economic conditions affecting Asia, a major export destination for California products. The Asian effect has been offset somewhat by increased trade with Europe and the various North American Free Trade Agreement countries, whose demand for computer technology and high tech products increased. Imports to Long Beach, the largest US port by volume, increased 31% over year-ago volumes as manufactured products delivered rose dramatically.

California's seasonally adjusted unemployment rate for March stood at 5.8%, well above the national average but over 10% lower than the state's pre-recession level. Financial operations have improved considerably as the state ended 1998 with a $2.2 billion general fund balance. California's moderating economic conditions have led to a downward revision in revenue expectations for the current fiscal year and for 1999--2000. The state's general fund is projected to close this fiscal year with about $1 billion, of which about $600 million or 1% of revenues represents a reserve. The recommended budget for 1999--2000 is based on conservative economic assumptions. Should additional revenue be collected, the general reserve fund would be the direct recipient. The state's debt position continues to be favorable, with net tax supported debt of approximately $23.0 billion, or $727 per capita and 2.7% of personal income.

At April 30, 1999, the net assets of Merrill Lynch California Limited Maturity Municipal Bond Fund stood at approximately $8.6 million, a decrease of approximately 21% from the January quarter. In our last report to shareholders, we explained our decision to maintain a more neutral investment posture. This decision was based on the possibility that continued strong US economic growth led by a strong stock market and calmer world financial markets may lead the Federal Reserve Board to rethink current monetary policy andadopt a bias to tighten in the months ahead. This strategy enhanced performance as yields rose considerably because of the strong US economy and fears that a vigilant Federal Reserve Board would eventually adopt a tighter monetary policy. Also, a recovery in world financial and equity markets caused an outflow of "flight to quality" buyers of Treasury securities.

During the April quarter, the yield on five-year general obligation tax-exempt bonds rose from 3.70% to 3.90%. We expect to maintain a relatively neutral posture in the coming months, at least until the Federal Reserve Board's intentions are clearer and the path of growth in the US economy moderates from its current strong pace.


Merrill Lynch Florida Limited
Maturity Municipal Bond Fund
During the quarter ended April 30, 1999, the state of Florida continued to exhibit strong economic growth. Collections of gross tax receipts which grew at a 3.7% rate in 1997--1998 and were projected at 4.6% for 1998--1999 were revised up to approximately 6% by the February Revenue Estimating Conference. Collections through seven months of 1998--1999 are 8.2% above the comparable year-ago period. Annual increases are now projected to moderate to approximately 3% through 2001--2002. The state's revenue growth is being fueled by a broadening economy, led by strong tourism and the state's diversifying services industry. Continued nationwide personal income gains, low inflation and surging consumer confidence, as well as the quest for increased productivity gains, are likely to lead to moderate growth in the months ahead. Financial operations have continued the better-than-expected trend of the past few years, with the budget stabilization fund at $786.9 million, or 4.4% of revenues, including this year's scheduled transfer from fiscal 1998's surplus of $100 million. The state also began the year with $756.8 million in combined general and working capital fund balances. These are expected to be reduced to some $60 million by June 2000, since these assets will be drawn into the budget stabilization fund to manage proposed tax cuts and rebates in the Governor's proposed fiscal 2000 budget. The state's March seasonally adjusted unemployment rate stood at 3.9%, which is below the national rate of 4.2%. State supported debt remains moderate. The state must continue to maintain strong budget control as it is faced with increased debt issuance in the upcoming years in order to maintain and expand a very rapidly growing educational system.

At April 30, 1999, the net assets of Merrill Lynch Florida Limited Maturity Municipal Bond Fund stood at approximately $18.4 million, a decrease of approximately 8% from the January quarter. In our last report to shareholders, we explained our decision to maintain a more neutral investment strategy. This decision was based on the possibility that continued strong US economic growth led by a strong stock market and calmer world financial markets may lead the Federal Reserve Board to rethink current monetary policy and adopt a bias to tighten in the months ahead. This strategy enhanced performance as yields rose considerably because of the strong US economy and fears that a vigilant Federal Reserve Board would eventually adopt a tighter monetary policy.


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
April 30, 1999


During the April quarter, the yield on five-year general obligation tax-exempt bonds rose from 3.70% to 3.90%. We expect to maintain a relatively neutral posture in the coming months, at least until the Federal Reserve Board's intentions are clearer and the path of growth in the US economy moderates from its currently strong pace.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Multi-State
Limited Maturity Municipal Series Trust, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Edward J. Andrews)
Edward J. Andrews
Vice President and
Portfolio Manager


June 9, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Multi-State Limited Maturity Municipal Series Trust's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% the next year to 0%. In addition, Class B Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                                                           Since       Standardized
                                                         12 Month       3 Month          Inception     30-day Yield
                                                       Total Return   Total Return      Total Return  As of 4/30/99
California Limited Maturity Fund Class A Shares            +4.51%        -0.19%           +25.08%          2.05%
California Limited Maturity Fund Class B Shares            +4.14         -0.28            +22.69           1.71
California Limited Maturity Fund Class C Shares            +4.33         -0.23            +22.73           1.89
California Limited Maturity Fund Class D Shares            +4.30         -0.21            +23.39           1.92
Florida Limited Maturity Fund Class A Shares               +4.39         -0.39            +23.93           2.28
Florida Limited Maturity Fund Class B Shares               +4.02         -0.48            +21.57           1.95
Florida Limited Maturity Fund Class C Shares               +3.97         -0.44            +19.70           2.13
Florida Limited Maturity Fund Class D Shares               +4.29         -0.41            +22.12           2.18

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The since inception periods for each of the Funds within Merrill Lynch Multi-State Limited Maturity Municipal Series Trust are Class A & Class B Shares, from 11/26/93 to 4/30/99 and Class C & Class D Shares, from 10/21/94 to 4/30/99.


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
April 30, 1999


PERFORMANCE DATA (concluded)


Average Annual
Total Returns


California Limited Maturity Fund

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/99                         +3.94%         +2.90%
Five Years Ended 3/31/99                   +4.77          +4.56
Inception (11/26/93) through 3/31/99       +4.30          +4.11

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

Year Ended 3/31/99                         +3.57%         +2.57%
Five Years Ended 3/31/99                   +4.40          +4.40
Inception (11/26/93) through 3/31/99       +3.93          +3.93

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 3/31/99                         +3.76%         +2.76%
Inception (10/21/94) through 3/31/99       +4.75          +4.75

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/99                         +3.73%         +2.70%
Inception (10/21/94) through 3/31/99       +4.88          +4.64

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.




Florida Limited Maturity Fund


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/99                         +3.80%         +2.76%
Five Years Ended 3/31/99                   +4.51          +4.31
Inception (11/26/93) through 3/31/99       +4.06          +3.87

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

Year Ended 3/31/99                         +3.43%         +2.43%
Five Years Ended 3/31/99                   +4.14          +4.14
Inception (11/26/93) through 3/31/99       +3.69          +3.69

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 3/31/99                         +3.35%         +2.35%
Inception (10/21/94) through 3/31/99       +4.09          +4.09

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/99                         +3.59%         +2.56%
Inception (10/21/94) through 3/31/99       +4.56          +4.32

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



PORTFOLIO COMPOSITION


For the Quarter Ended April 30, 1999

California
Limited Maturity
Municipal
Bond Fund

Distribution by Market Sector*

General Obligations & Tax Revenue Bonds             20.1%
Prerefunded Bonds**                                  5.0
Other Revenue Bonds                                 74.9
                                                  -------
Total                                              100.0%
                                                  =======


Net assets as of April 30, 1999 were $8,613,262.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

AAA/Aaa            50%
AA/Aa              40%
A/A                10%


[FN]
 *Based on total market value of the portfolio as of April 30, 1999. **Backed by a fund holding US Treasury or other high-quality securities.



Florida
Limited Maturity
Municipal
Bond Fund

Distribution by Market Sector*

Prerefunded Bonds**                          51.1%
General Obligations & Tax Revenue Bonds      22.3
Utility Revenue Bonds                         3.0
Other Revenue Bonds                          23.6
                                           -------
Total                                       100.0%
                                           =======


Net assets as of April 30, 1999 were $18,419,516.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

AAA/Aaa                 72%
AA/Aa                   22%
A/A                      6%


[FN]
 *Based on total market value of the portfolio as of April 30, 1999. **Backed by a fund holding US Treasury or other high-quality securities.